UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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DORCHESTER MINERALS, L.P.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

April 9, 2018

To our fellow Unitholders:

Significant results include the following:

●	Net Income of $38.4 million;

●	Distributions of $36.4 million to our limited partners;

●

Identification of 409 new wells completed on our Royalty Properties and 52 new wells completed on our NPI Properties. The wells are located in 32 counties and parishes in seven states.  Included in these totals are wells in which we own both a royalty interest and a net profits interest.  Wells with such overlapping interests are counted in both categories.

●	Consummation of 17 leases and pooling elections of our mineral interest in undeveloped properties located in 11 counties and parishes in four states;

●	Acquisition of 1,850 net royalty acres across 22,400 gross surface acres in Glasscock, Howard, Martin, Midland, Reagan and Upton Counties, Texas.

The enclosed Annual Report on Form 10-K includes information about activity on our Royalty Properties and Net Profits Interests. We encourage you to read this information and to contact us with any questions about your investment. In addition, the enclosed Proxy Statement contains important information concerning matters to be voted upon at our 2018 Annual Meeting. Please read the Proxy Statement and submit your vote at your earliest convenience.

We thank you for your continued support.

Very truly yours,

William Casey McManemin

Chairman and Chief Executive Officer

Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 16, 2018

To the Unitholders of Dorchester Minerals:

The Annual Meeting of the Limited Partners of Dorchester Minerals, L.P. will be held at 2:00 p.m. Central Time on Tuesday, May 16, 2018, at the office of Thompson & Knight LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, TX 75201, for the following purposes:

1.	To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2019 Annual Meeting of Limited Partners;

2.	To approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018;

3.	To approve Amendment No. 2 to Amended and Restated Partnership Agreement of Dorchester Minerals, L.P., a copy of which is attached hereto as Annex A; and

4.	To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on March 23, 2018 are entitled to notice of, and to vote at, the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO VOTE USING ONE OF THE VOTING METHODS DESCRIBED IN THE ATTACHED MATERIALS AT YOUR EARLIEST CONVENIENCE.

If you have any questions or need assistance voting your units, please call our proxy solicitation agent:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

(800)790-6795

By Order of the Board of Managers of

Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin

William Casey McManemin

Chairman and Chief Executive Officer

April 9, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Limited Partners to be Held on May 16, 2018:

The Partnership’s Proxy Statement for the 2018 Annual Meeting of Limited Partners and Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available at www.dmlp.net.

Dorchester Minerals, L.P.

3838 Oak Lawn Avenue, Suite 300

Dallas, Texas 75219-4541

PROXY STATEMENT

For

ANNUAL MEETING OF LIMITED PARTNERS

To Be Held on May 16, 2018

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to holders of common units in connection with the solicitation of proxies by our Board of Managers for use at the Dorchester Minerals, L.P. 2018 Annual Meeting. Our general partner is Dorchester Minerals Management LP, and its general partner is Dorchester Minerals Management GP LLC. As a result, the Board of Managers of Dorchester Minerals Management GP LLC exercises effective control of us. Dorchester Minerals Management LP is referred to herein as our general partner, and Dorchester Minerals Management GP LLC is referred to herein as the general partner of our general partner. The approximate date on which definitive copies of this proxy statement and form of proxy are intended to be released to Unitholders is April 9, 2018.

When and Where Is the 2018 Annual Meeting?

The 2018 Annual Meeting will be held at 2:00 p.m. Central Time on Wednesday, May 16, 2018, at the office of Thompson & Knight LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, TX 75201.

What Are The Board of Managers’ Proposals?

To elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee, to approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018, and to approve Amendment No. 2 to Amended and Restated Partnership Agreement of Dorchester Minerals, L.P., a copy of which is attached hereto as Annex A.

How Does the Board of Managers Recommend I Vote on the Proposals?

The Board of Managers recommends a vote FOR each of the nominees to serve on the Board of Managers and the Advisory Committee, a vote FOR the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018 and a vote FOR the approval of Amendment No. 2 to Amended and Restated Partnership Agreement of Dorchester Minerals, L.P., a copy of which is attached hereto as Annex A.

How Will Voting On Any Other Business Be Conducted?

The Board of Managers does not know of any business to be considered at the 2018 Annual Meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented, your signed proxy card gives authority to the persons named in the proxy to vote on such matters at their discretion.

Who Is Entitled to Vote?

Each Unitholder as of the close of business on March 23, 2018, the record date, is entitled to vote at the 2018 Annual Meeting.

How Many Units May Be Voted?

As of the record date, 32,279,774 units were outstanding. Each unit entitles its holder to one vote.

What is a “Quorum”?

A quorum is established if a majority of the outstanding units are represented in person or by proxy at the 2018 Annual Meeting. There must be a quorum for the 2018 Annual Meeting to be held. If you submit a properly executed proxy card, you will be considered part of the quorum. Proxies received by us that are marked “withhold authority” or abstain, or that constitute a broker non-vote, are counted as present for purposes of establishing a quorum. A broker non-vote occurs when a broker returns a valid proxy but does not vote on a particular matter because the broker does not have the discretionary voting power for that matter and has not received instructions from the beneficial owner.

What Vote Is Required to Approve the Proposals?

The affirmative vote of holders of a plurality of the outstanding units is required to elect each manager to the Board of Managers. Thus, any abstentions, broker non-votes or other limited proxies will have no effect on the outcome of the election of managers. The affirmative vote of holders of a majority of the units present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to approve the appointment of Grant Thornton LLP as our registered independent public accounting firm for the year ending December 31, 2018. Abstentions will have the effect of votes against the proposal to approve Grant Thornton LLP as our independent public accounting firm, but broker non-votes and other limited proxies will have no effect on this proposal. The affirmative vote of holders of a majority of the units held by Unitholders shall constitute the unitholders’ approval of Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Dorchester Minerals, L.P., a copy of which is attached hereto as Annex A. Abstentions, broker non-votes and other limited proxies will have the effect of votes against the proposal to approve Amendment No. 2 to the Amended and Restated Partnership Agreement of Dorchester Minerals, L.P.

How Do I Vote?

You may vote by any one of three different methods:

(a)

In Writing - You can vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed envelope. If you return your signed proxy card, but do not give instructions as to how you wish to vote, your units will be voted FOR proposal nos. 1, 2 and 3.

(b)	By Telephone - You can vote by calling the telephone number on the proxy card and following the instructions. Please have the proxy card in hand when calling.

(c)	In Person - You can vote by attending the 2018 Annual Meeting.

Units represented by properly executed proxies that are not revoked will be voted in accordance with the instructions shown on the proxy card. You have the right to revoke your proxy at any time before the 2018 Annual Meeting by:

(a)	Delivering to Dorchester Minerals, L.P., Attn: 2018 Annual Meeting, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas, 75219-4541, a written revocation;

(b)	Voting in person at the 2018 Annual Meeting; or;

(c)	Returning a later-dated proxy card.

Attendance at the 2018 Annual Meeting will not, without further action by you, revoke your proxy.

Unitholders have no dissenters’ rights or rights of appraisal under Delaware law or our Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”).

What Does It Mean If I Receive More Than One Proxy Card?

If your units are registered differently and/or are in more than one account, you will receive more than one proxy card. Please mark, sign, date, and return all of the proxy cards you receive to ensure that all of your units are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449.

How Can I Vote If My Units Are Held in “Street Name”?

If your units are held in the name of your broker, a bank, or other nominee, that party will give you instructions about how to vote your units.

Who Will Count the Votes?

Representatives of Broadridge Investor Communication Services, an independent tabulator, will count the votes and act as the inspector of election.

Where and When Will I Be Able to Find Out the Results of Voting?

In addition to announcing the results at the 2018 Annual Meeting, you will also be able to find the results in our Form 8-K that will be publicly filed within four business days of the 2018 Annual Meeting.

Who Is Bearing the Cost Of This Proxy Solicitation?

This proxy solicitation by the Partnership is being made by the Partnership on behalf of the Board of Managers. In addition, we have retained Georgeson LLC to solicit proxies on behalf of our Board of Managers. We are bearing the cost of soliciting proxies for the 2018 Annual Meeting. We expect to pay Georgeson LLC approximately $14,000, as compensation for its services, plus reimbursable expenses. In addition to using the mail, managers, officers, employees and representatives of Georgeson LLC may solicit proxies by telephone, personal interview or otherwise. Our managers, officers and employees will not receive additional compensation for this activity but may be reimbursed for their reasonable out-of-pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Unitholders.

How Can I Obtain A Copy of the Annual Report on Form 10-K?

A copy of our 2017 Annual Report on Form 10-K, including the consolidated financial statements filed therewith is included with this proxy statement. We will provide an additional copy of our 2017 Annual Report on Form 10-K, including the consolidated financial statements, upon written request to Dorchester Minerals, L.P., Attn: 2018 Annual Meeting, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541. We will furnish a requesting Unitholder with any exhibit not contained therein upon payment of a reasonable fee.

When Are the Unitholder Proposals For the 2019 Annual Meeting of Limited Partners Due?

We presently expect that our next Annual Meeting of Limited Partners will be held on May 15, 2019. Unitholder proposals for inclusion in the proxy materials relating to the 2019 Annual Meeting must be received at our principal executive office at 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541, addressed to our general partner no later than December 17, 2018. In accordance with our Partnership Agreement, Unitholders who intend to present a proposal at the 2019 Annual Meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal to us no later than March 16, 2019, and Unitholders who intend to nominate a manager for election to the Board of Managers and Advisory Committee are required to provide notice of such proposal to us no later than February 14, 2019. If the date of the 2019 Annual Meeting is changed to a different month, we will advise our Unitholders of the new date for the submission of Unitholder proposals in one of our periodic filings with the Securities and Exchange Commission.

Who should I contact if I have questions or need assistance voting my units?

If you have more questions about the proposals, need assistance voting your units or if you would like additional copies of this document you should call or write:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

(800)790-6795

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common units as of March 8, 2018. The information is set forth for (i) each nominee and current manager and named executive officer of the general partner of our general partner, (ii) all executive officers and managers of the general partner of our general partner as a group, and (iii) all those known by us to be beneficial owners of more than 5% of our common units.

	Beneficial Ownership(1)
Name of Beneficial Owner	Number of Units	Percentage
Executive Officers, Managers and Nominees to be Managers(2)
William Casey McManemin (3)	1,363,235	4.2%
James E. Raley (4)	32,252	*
H.C. Allen, Jr. (5)	286,765	*
Martha P. Rochelle (6)	924,550	2.9%
Robert C. Vaughn (7)	522,948	1.6%
Allen D. Lassiter (8)	0	*
C.W. (“Bill”) Russell (9)	6,000	*
Ronald P. Trout (10)	13,555	*
Bradley J. Ehrman (11)	46,741	*
Leslie A. Moriyama (12)	13,592	*
All executive officers and managers and nominees to be managers as a group (ten persons)(13)	3,150,883	9.8%
*Less than one percent (1%)

(1)	As of the record date, there were 32,279,774 common units outstanding.
(2)

Unless otherwise indicated, the business address of each manager and executive officer of the general partner of our general partner is c/o Dorchester Minerals Management GP LLC, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541.

(3)

Includes 660,570 units held by Mr. McManemin in his individual name, IRA or Keogh Plan, 360,265 units held by 1307, Ltd., 5,531 units held by SAM Partners Management, Inc., 283,645 units held by Ptarmigan Royalty Partners, and 53,224 units held by Smith Allen Oil & Gas, LLP. Mr. McManemin disclaims beneficial ownership of those common units owned by 1307, Ltd., SAM Partners Management, Inc., Ptarmigan Royalty Partners, and Smith Allen Oil & Gas, LLP in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. McManemin is individually the Manager of the General Partner and is a limited partner of 1307, Ltd. All of the remaining limited partner interest of 1307, Ltd. is owned by Mr. McManemin’s spouse and two trusts in behalf of his children, of which he is the Trustee. Mr. McManemin is the President and a shareholder of SAM Partners Management, Inc. and is the managing partner in Smith Allen Oil & Gas, LLP. Mr. McManemin is the managing partner of Ptarmigan Royalty Partners.

(4)	Includes 32,252 units held in his individual name, IRA or Keogh Plan for the benefit of Mr. Raley.
(5)

Includes 32,040 units held by Mr. Allen in his individual name, IRA or Keogh plan, 154,840 units held by Rabbitfoot Investments, LLC, 41,130 units held jointly by Mr. Allen and the estate of Kay Allen in a family trust, 5,531 units held by SAM Partners Management, Inc. and 53,224 units held by Smith Allen Oil & Gas, LLP. Mr. Allen disclaims beneficial ownership of those common units owned by Rabbitfoot Investments, LLC, SAM Partners Management, Inc. and Smith Allen Oil & Gas, LLP in which he does not have an economic interest but which he may be deemed to beneficially own based on shared voting and investment power. Mr. Allen is the Secretary and a shareholder of SAM Partners Management, Inc. and Smith Allen Oil & Gas, LLP. Rabbitfoot Investments, LLC is owned by Rabbitfoot Ranch and Cattle Company, Ltd. and its general partner is RR&CC Management, LLC which is owned by Mr. Allen and the estate of Kay Allen. All of the limited partner interest in Rabbitfoot Ranch and Cattle Company, Ltd. is owned by Mr. Allen’s children.

(6)

Includes 358,486 units held in the Martha Ann Peak A Trust, 501,890 units held by HighPoint 435 Family LP and 64,174 units held by MARI GST Non-Exempt Trust. Ms. Rochelle disclaims beneficial ownership of those common units owned by HighPoint 435 Family LP in which she does not have an economic interest but which she may be deemed to beneficially own based on shared voting and investment power. Ms. Rochelle serves as a Co-Manager of Trend2436 Asset Management LLC, the general partner of HighPoint 435 Family LP. Ms. Rochelle is the trustee and beneficiary of the MARI GST Non-Exempt Trust.

(7)

Includes 487,210 units held by Vaughn Petroleum (DMLP), LLC, 20,001 units held by Empire Partners, Ltd., and 15,737 units held by Mr. Vaughn in his individual name, IRA or Keogh Plan. Mr. Vaughn and his spouse are the only unit holders in Vaughn Petroleum (DMLP), LLC. Mr. Vaughn is the President of Empire (GP), Inc. the general partner of Empire Partners, Ltd. and Mr. Vaughn and his spouse are the shareholders of Empire (GP), Inc. All of the remaining limited partner interest of Empire Partners, Ltd. is owned by Mr. Vaughn and his spouse.

(8)	The business address for Mr. Lassiter is 25 Highland Park Village, Suite 100-780, Dallas, TX 75205.
(9)	The business address for Mr. Russell is 4695 N FM 2869, Winnsboro, Texas 75494. The 6,000 common units are held in an Individual Retirement Account for the benefit of Mr. Russell.
(10)

Includes 2,250 units held individually by Mr. Trout, 8,000 units held by Mr. Trout and his spouse, 655 units held in an Individual Retirement Account for the benefit of Mr. Trout, 2,250 units held by the Benjamin R. Trout Trust and 400 units held by the Gabriel G. Trout Trust. Mr. Trout disclaims beneficial ownership of those common units owned by the Benjamin R. Trout Trust and the Gabriel G. Trout Trust in which he does not have an economic interest but which he may be deemed to own based on voting and investment power. Mr. Trout is the Trustee for the Benjamin R. Trout Trust and the Gabriel G. Trout Trust. The business address for Mr. Trout is 1241 Mohawk Trail, Richardson, Texas 75080.

(11)	Includes 18,855 common units held by Mr. Ehrman in his individual name, IRA or Keogh Plan and 27,886 units held by Quiscalus Ventures, LLC in which Mr. Ehrman is the sole member.
(12)	Includes 1,260 units held by Ms. Moriyama in her individual name, IRA or Keogh Plan and 12,332 held by Ms. Moriyama and her spouse.
(13)

Pursuant to Instruction 5 to Item 403 of Regulation S-K, the 5,531 units owned by SAM Partners Management, Inc. and the 53,224 units owned by Smith Allen Oil & Gas, LLP included in the beneficial ownership of both Mr. McManemin and Mr. Allen are only included once in this total.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our managers, officers and persons who own more than 10% of our common units to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common units. Managers, officers and 10% holders of the common units are required by Securities and Exchange Commission rules and regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all Section 16(a) filing requirements applicable to our managers, officers and 10% holders were met.

PARTNERSHIP GOVERNANCE

Our business and affairs are managed by and under the direction of the Board of Managers, which exercises all of our corporate powers and establishes broad corporate policies. The leadership of the Board of Managers is vested in the Chairman. In May 2015, the Board of Managers appointed Mr. McManemin, who also serves as our Chief Executive Officer, to be the Chairman of the Board of Managers. The Board of Managers does not have a Lead Independent Manager. However, the Board of Managers believes that this leadership structure is appropriate for the partnership, because our Chief Executive Officer has extensive day-to-day knowledge of the partnership’s operations and effectively facilitates information flow between management and the Board of Managers and the Advisory Committee, which are essential to effective governance.

The Board of Managers consists of five managers appointed by the five members of the general partner of our general partner and three additional managers nominated by these members and elected annually by our limited partners. The elected managers, as a group, must meet the requirements of our Partnership Agreement and the Securities and Exchange Commission and NASDAQ Global Select Market (“NASDAQ “) rules for members of an audit committee.

Messrs. Allen, McManemin, Raley and Vaughn and Ms. Rochelle are the five managers appointed by the members of the general partner of our general partner and will hold office until the earlier of their death, resignation or removal from office. In the event of any vacancy on the Board of Managers left by an appointed manager, the member who holds the right to appoint the appointed manager will designate the replacement appointed manager, unless the member who otherwise holds the right to appoint the replacement appointed manager has lost his appointment right.

Messrs. Berry, Russell and Trout are the three managers who were elected at our 2017 Annual Meeting. Mr. Berry passed away on October 2, 2017. Mr. Lassiter was appointed on November 29, 2017 to fill the remainder of Mr. Berry’s term as a manager, and along with Messrs. Russell and Trout, are the three managers nominated by the members of the general partner of our general partner to stand for election to the Board of Managers at the 2018 Annual Meeting.

In the opinion of the Board of Managers, and as “independent” currently is defined by the NASDAQ rules, and assuming the three nominated managers are elected by the limited partners at the 2018 Annual Meeting, a majority of the Board of Managers after the 2018 Annual Meeting are and will be independent of management and free of any relationship that would interfere with their exercise of independent judgment. The Board of Managers has affirmatively determined that Messrs. Lassiter, Russell, Trout and Vaughn and Ms. Rochelle are independent. In addition to the NASDAQ “independent” rules, the Board of Managers has also affirmatively determined that Messrs. Lassiter, Russell and Trout also satisfy the definition of “independent” prescribed by the Securities and Exchange Commission for members of an audit committee.

The Board of Managers held 8 meetings and acted by unanimous written consent 6 times in fiscal 2017. Each Manager attended at least 75% of the total number of meetings of the Board of Managers and of the committees of the Board of Managers on which such Manager served.

The Board of Managers strongly recommends each manager attend the 2018 Annual Meeting of our limited partners. Six of the eight managers currently serving attended the 2017 Annual Meeting.

The Board of Managers has an Advisory Committee that consists of Messrs. Lassiter, Russell and Trout. The Advisory Committee functions as the audit committee and as the compensation committee. In addition the Advisory Committee addresses all matters concerning conflicts of interest and the application of the Business Opportunities Agreement. The Advisory Committee acted by unanimous written consent one time in fiscal 2017 and held no special meetings.

The Board of Managers does not have a nominating committee or committee performing similar functions and has not adopted a resolution addressing the nominations process nor does it consider diversity with respect to manager nominees or have a diversity policy. This arrangement is appropriate as the nominations for all managers are made by the members of the general partner of our general partner. Messrs. McManemin, Raley, Allen and Vaughn and Ms. Rochelle all participate in the consideration of nominees for the Board of Managers in their capacities as officers and/or managers of the members of the general partner of our general partner. The Board of Managers has not adopted a resolution addressing the nominations process as the general partner of our general partner is legally required to provide its members with the ability to nominate managers.

The Board of Managers does provide a process for Unitholders to send communications to it. Unitholders may contact each member of the Board of Managers in writing at their respective business addresses. See “Security Ownership of Certain Beneficial Owners and Management.”

Our partnership adopted our Code of Business Conduct and Ethics on July 17, 2003. The Board of Managers reviewed the Code of Business Conduct and Ethics in 2017 for adequacy and was satisfied therewith. The Code of Business Conduct and Ethics applies to all officers, managers, advisors, consultants and employees of our partnership and its affiliates. Upon written request, we will provide any person, without charge, a copy of the Code of Business Conduct and Ethics. Written requests should be sent to Dorchester Minerals, L.P., Attn: Code of Business Conduct and Ethics, 3838 Oak Lawn Avenue, Suite 300, Dallas, Texas 75219-4541.

ADVISORY COMMITTEE

In their service as the Audit Committee, the members of the Advisory Committee assist the Board of Managers in fulfilling its oversight responsibilities relating to our consolidated financial statements and other financial information; compliance with applicable laws, regulations and our code of conduct; independence and qualifications of the independent auditor; management’s establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the internal audit function and independent auditors. The Advisory Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and may retain outside counsel, auditors or other experts to assist it. Our Board of Managers has adopted a written charter for the Advisory Committee in its service as the Audit Committee specifying its purpose of overseeing the accounting and financial reporting processes, a copy of which can be obtained free of charge on our website at www.dmlp.net. The charter is reviewed periodically to ensure that it meets all applicable legal and NASDAQ listing requirements. As interpreted in the Board of Managers’ business judgment, assuming the three nominated managers are elected by the limited partners at the 2018 Annual Meeting, each member of the Audit Committee is financially literate and possess accounting or related financial management expertise and are “audit committee financial experts” as described in Item 407(d)(5) of Regulation S-K. None of the members of the Advisory Committee has participated in the preparation of our consolidated financial statements in the previous three years.

We administer our risk oversight function through our Advisory Committee as well as through our Board of Managers as a whole. Our Advisory Committee is empowered to monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, employees overseeing our internal audit functions and our Board of Managers. Additionally, reports are provided during our board meetings by the individuals who oversee risk management in liquidity, environmental, safety, litigation and other operational areas.

In their service as the Compensation Committee, the members of the Advisory Committee exercise the power of the Board of Managers in connection with all matters relating to compensation of executive officers who are also members of our Board of Managers. All determinations concerning executive compensation for such officers are made by the Advisory Committee as provided in our agreements of the general partner and the general partner of our general partner. Advisor compensation is approved by the Board of Managers. Because of the simple remuneration for the services of our officers and managers, the Advisory Committee does not delegate or use consultants in determining and considering amounts or form of compensation and has not adopted a Compensation Committee charter.

COMPENSATION DISCUSSION AND ANALYSIS

This following discussion gives a background of compensation paid by Dorchester Minerals Operating LP, the operating partnership controlled by our general partner, and addresses the operating partnership’s compensation-setting process and philosophy, the components of named executive officer compensation and the Advisory Committee’s decisions for compensation earned by our named executive officers who are also members of our Board of Managers in 2017. Our named executive officers in 2017 were William Casey McManemin, Leslie A. Moriyama and Bradley J. Ehrman.

Background

Our partnership does not have any employees nor does it pay any of the operating partnership’s employees, including our named executive officers, for their services, however, our named executive officers generally serve in the same capacities for the operating partnership and are compensated by the operating partnership for their service in those capacities. Such compensation is borne indirectly by us only to the extent of our obligation to reimburse the operating partnership for certain general and administrative expenses, subject to the limitation on reimbursement. It is possible that our partnership would not be obligated to reimburse the operating partnership for its compensation expenses including the salaries of our named executive officers in certain circumstances.

Each of our Appointed Managers is associated with one or more of the members of our general partner. The owners of our general partner may receive a portion of the cash flow generated by our activities and those of the operating partnership. One of our Appointed Managers, Mr. McManemin, also serves as our Chairman and Chief Executive Officer. Our Appointed Managers’ participation in our partnership’s results are limited to distributions from the owners of the general partner and their individual holdings of publicly traded units in our partnership, if any.

Compensation Setting Process

With limited exception, our CEO has broad discretion to establish the composition and amount of compensation for the employees of the operating partnership, including the named executive officers with the Advisory Committee approving the CEO’s compensation. Employee compensation includes salary, insurance benefits (including medical, dental, vision, life, and disability coverage), a SEP-IRA program, and discretionary merit bonuses awarded in the form of cash or DMLP units. The CEO consults with senior management (including the CFO and COO) and department managers no less frequently than annually to assess employee performance, attitude and collaboration when determining compensation. Compensation levels are to some extent impacted by the formulaic limitations on general and administrative expense reimbursement set forth in our partnership agreement.

The CEO annually reports to the Board of Managers on compensation matters including the proposed salary and benefits. The Advisory committee is required to approve compensation for any employee who is also a member of the Board of Managers. Since our formation in 2003, Mr. McManemin’s compensation has been subject to the approval of the Advisory Committee. The compensation of Ms. Moriyama and Mr. Ehrman is determined by Mr. McManemin.

Compensation Philosophy

The Advisory Committee and CEO believe in rewarding our named executive officers based on individual performance as well as aligning the interests of our named executive officers with those of our common unitholders. The CEO and the Advisory Committee believe our compensation package (including salaries, insurance benefits, SEP-IRA program and discretionary merit bonuses) of our employees including our named executive officers are appropriate and sufficient to attract, retain, incentivize and properly reward our employees.

Elements and Objectives of Compensation

Salary and Discretionary Cash Bonuses. Our CEO determines employee salaries and discretionary cash bonuses, in consultation with senior management including the CFO and the COO and from time to time the Advisory Committee. The operating partnership does not have a formulaic salary schedule or bonus plan. The CEO has broad discretion to consider a wide range of factors in determining compensation including but not limited to performance, loyalty, collaboration and attitude. The CEO and the Advisory Committee do not benchmark compensation, but consider the operating partnership and the named executive officers’ compensation to be appropriate. The objective of our salary determinations is to attract and retain our named executive officers with the goal of retaining long-term unitholder value, and the objective of discretionary cash bonuses is to reward the efforts of our named executive officers on the basis of their annual performance.

Equity Awards. Our named executive officers are eligible to participate in the Dorchester Minerals Operating LP Equity Incentive Program (the “Equity Incentive Program”) and are eligible to receive common unit awards granted by Dorchester Minerals Operating GP LLC, the administrator of the Equity Incentive Program. In determining the number of common units to be awarded to the CFO and COO, the CEO takes into account the named executive officer’s position, scope of responsibility and value creation in the Partnership.

Determination of 2017 Compensation

Mr. McManemin. The Advisory Committee maintained the salary of Mr. McManemin at $96,000 per year during 2017. This decision was in recognition of the service he provides in managing the day-to-day affairs necessary to our partnership and the operating partnership. This arrangement has been in place since the partnership began operations on January 31, 2003, and Mr. McManemin has received the same $96,000 annual salary since then. Mr. McManemin did not receive a cash bonus or any equity awards during 2017. Given his respective ownership interests in the general partner of our general partner and holdings of common units, the Board of Managers and the Advisory Committee believe that he is adequately compensated and aligned with common unitholder interests.

Ms. Moriyama. As our Chief Financial Officer, Ms. Moriyama’s base salary is $181,800 per year, based on our CEO’s subjective determination of the appropriate salary for someone with her business and financial experience in the oil and gas industry. Ms. Moriyama received a cash bonus of $40,000, and a common unit award under the Equity Incentive Program of 2,500 common units during 2017.

Mr. Ehrman. As our Chief Operating Officer, Mr. Ehrman’s base salary is $196,950 per year, based on his level of education and extensive history of managing the properties held by our partnership. Mr. Ehrman received a cash bonus of $50,000, and a common unit award under the Equity Incentive Program of 2,500 common units during 2017.

Both Ms. Moriyama and Mr. Ehrman’s cash bonus and common unit awards were determined by the CEO based on a subjective assessment of the applicable executive’s business impact, including value creation, leadership and teamwork, among other factors.

Response to Say-on-Pay Vote

The Advisory Committee and the Board of Managers considered the results of our most recent unitholder advisory vote on executive compensation at our 2017 Annual Meeting. Our unitholders overwhelmingly approved the compensation of our named executive officers, with over 96% of the common units present at the meeting voting in favor of such compensation. Accordingly, the Advisory Committee and the Board of Managers have not changed our executive compensation decisions and policies following the 2017 Annual Meeting.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation(1) ($)	Total ($)
William Casey McManemin	2017	$96,000			$19,200	$115,200
Chairman and Chief	2016	$96,000			$19,200	$115,200
Executive Officer	2015	$96,000			$19,200	$115,200

Leslie A. Moriyama	2017	$180,000	$40,000	$37,500	$51,500	$309,000
Chief Financial Officer	2016	$150,000	$30,000	$41,625	$52,941	$274,566
May 18, 2015-Present	2015	$93,750	$28,750	$22,700	$33,088	$178,358

Bradley J. Ehrman	2017	$195,000	$50,000	$37,500	$54,000	$336,500
Chief Operating Officer	2016	$188,700	$10,000	$41,625	$48,065	$288,390
May 18, 2015-Present	2015	$178,079	$19,435	$22,770	$44,057	$264,341

(1)	Compensation for Retirement Benefits

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Leslie A. Moriyama	11/27/2017(2)	2,500	$37,500
Bradley J. Ehrman	11/27/2017(2)	2,500	$37,500

(1)	The amounts in this column are the grant date fair value of unit awards.
(2)	These common unit awards were awards of fully-vested common units granted to the named executive officers pursuant to the Dorchester Minerals Operating LP Equity Incentive Program.

PAY RATIO DISCLOSURE

Pursuant to the Dodd-Frank Act, the Securities and Exchange Commission adopted a rule requiring annual disclosure of the ratio of the total annual compensation of the principal executive officer (“PEO”) to the median employee’s annual total compensation. Mr. William Casey McManemin is the Partnership’s Chief Executive Officer. In the pay ratio table below, Mr. McManemin’s total compensation as reflected in the foregoing Summary Compensation Table contained within this proxy statement, is compared to the median employee’s total compensation. For simplicity, the value of the Partnership’s retirement plan was excluded for Mr. McManemin and all permanent employees, as all employees, including the PEO, are offered the same benefits. In determining the median employee, a listing was prepared of all employees that were actively employed as of December 31, 2017, with the exception of Mr. McManemin. All wages, bonuses and stock awards paid to each employee were deemed to be the employee’s total compensation. If a permanent employee was not employed by the Partnership for the entirety of the year, an annualized total compensation was calculated for that employee. The below table presents the ratio of median of the annual total compensation of all employees, except Mr. McManemin, to the annual total compensation of the Partnership’s Principal Executive Officer:

Mr. William Casey McManemin (PEO) total annual compensation	$96,000

Median Employee total annual compensation	$106,385

Ratio of PEO to Median Employee total annual compensation	0.90:1.00

COMPENSATION OF DIRECTORS

Appointed Managers receive no remuneration for serving on the Board of Managers, but each member of the Advisory Committee received an annual retainer fee of $35,000 during 2017 and will receive $35,000 during 2018. In addition, members of the Advisory Committee receive $1,500 for each meeting of any special committees. In 2017, no special committee meetings were held. In January, 2018, the Board of Managers approved paying Advisory Committee members compensation by issuing common units under the Equity Incentive Program.

DIRECTOR COMPENSATION FOR 2017

	Fees Earned or Paid in Cash	Total
Name	($)	($)

Buford P. Berry(1)	$29,167	$29,167
Allen D. Lassiter(2)	$ 5,833	$ 5,833
C.W. ("Bill") Russell	$35,000	$35,000
Ronald P. Trout	$35,000	$35,000

(1)	Mr. Berry passed away on October 2, 2017

(2)	Mr. Lassiter was appointed as a Manager on November 29, 2017

COMPENSATION COMMITTEE REPORT

The Advisory Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on that review and discussion recommends to the Board of Managers its inclusion in the Proxy Statement.

March 8, 2018

C.W. (“Bill”) Russell

Allen D. Lassiter

Ronald P. Trout

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves as a member of the board or compensation committee of any entity that has one or more of its executive officers serving as a member of the Board of Managers or the Advisory Committee, which functions as our compensation committee.

REPORT OF THE AUDIT COMMITTEE

As members of the Audit Committee of the Board of Managers, we are responsible for helping to ensure the reliability of the Partnership's consolidated financial statements. In keeping with this goal, the Board of Managers has adopted a written charter for the Audit Committee to follow. The Audit Committee reviewed and reassessed the charter's adequacy on March 8, 2018.

Independence of Audit Committee Members. All of the members of the Audit Committee are independent as defined by Rule 5605(a)(2) of the NASDAQ Marketplace Rules and the most recent interpretations of those standards.

Review and Discussions. The Audit Committee has reviewed and discussed the Partnership's audited consolidated financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees. Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at Grant Thornton LLP, as required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Communication With Audit Committees Concerning Independence), and has discussed with the independent accountants their independence.

Recommendation to Include Audited Consolidated Financial Statements in Annual Report. Based on the Audit Committee's discussions with management and the independent accountants and its review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Managers include the audited consolidated financial statements in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission.

March 8, 2018

Allen D. Lassiter

C.W. (“Bill”) Russell

Ronald P. Trout

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2017, the Partnership and our wholly-owned subsidiaries reimbursed certain direct and indirect expenses to the operating partnership and our general partner. The reimbursements were made pursuant to the Partnership Agreement and Administrative Services Agreements or office lease agreements between the operating partnership and Dorchester Minerals Oklahoma LP or Maecenas Minerals, L.L.P., both wholly-owned subsidiaries of the Partnership. No management fees or any other type of compensation is paid by or to any related party, other than compensation reported pursuant to Item 402 of Regulation S-K.

Reimbursement of Our General Partner

Our general partner was reimbursed $2,245,391 for expenses incurred in 2017 pursuant to our Partnership Agreement. Our general partner is not compensated for services provided in acting as our general partner. However, we reimburse our general partner on a monthly basis for all expenses incurred or payments made on our behalf, and all other necessary or appropriate expenses allocable to us. Such expenses include both direct expenses and management expenses. Pursuant to our Partnership Agreement, direct expenses include

●	professional fees and expenses, such as audit, tax, legal and engineering costs;
●	regulatory fees and expenses;
●	ad valorem taxes;
●	severance taxes;
●	the fees and expenses of independent managers of our general partner and its general partner; and
●	premiums for officers’ and managers’ liability insurance;
●	expenses of the General Partner related to professional and regulatory matters.

Management expenses are expenses of the general partner and its affiliates incurred on our behalf and include:

●	rent, wages, salaries and the cost of employee benefit plans provided to employees and officers that are properly allocable to us; and
●	all other necessary or appropriate expenses allocable to us but do not include items classified as direct expenses or production costs.

As a result of the limitation on management expenses discussed below, recovery of additional expenses may occur by changing the classification of the expenses only to the extent that (i) a portion of management expense is reduced by shifting certain costs to direct expenses or production cost, and (ii) such classification change impacts a period when management expense could otherwise exceed the 5% cap and (iii) such excess above the cap cannot be recovered in future or past fiscal years.

Our reimbursements to our general partner of management expenses (excluding overhead expenses included in production costs that are deducted in determining net profits interests) during any fiscal year are limited to an amount not greater than 5% of the sum of our distributions to our partners for that fiscal year, adjusted for changes in cash reserves, plus expenses paid by us for that year for direct and management expenses and production costs which are capital in nature and charged against the net profits interests, and increases in taxes and regulatory compliance costs.

To the extent that actual reimbursement for management expenses in any fiscal year is less than five percent (5%) of this sum, our reimbursement to our general partner may exceed the 5% limitation by the amount of that difference at any time during the succeeding three fiscal years. If reimbursement to our general partner was limited by the 5% limitation during the preceding three fiscal years, the amount by which the management expenses are less than the 5% limitation in the current year may be used to permit our general partner to recoup the deficit from the preceding years.

Our Partnership Agreement generally may not be amended to increase the 5% limitation on the reimbursement of management expenses unless approved by a majority of the Partnership’s unitholders.

Reimbursement to the Operating Partnership

In 2017, the operating partnership was reimbursed an aggregate of $421,588 from Dorchester Minerals Oklahoma LP and Maecenas Minerals, L.L.P., our wholly-owned subsidiaries, pursuant to Administrative Service Agreements or office lease agreements. The operating partnership provided the wholly-owned subsidiaries services related to accounting, internal controls, management of data processing systems, preparation of all federal and state tax reports, service as paymaster, preparation of periodic financial statements and banking and other financial relationships. The operating partnership was reimbursed for the payment of all direct and indirect costs and expenses incurred in the performance of the services provided, including without limitation, (i) attributable telephone, office rent and other office expenses, (ii) attributable salaries and other compensation expenses of employees, officers and directors, (iii) other attributable administrative expenses, (iv) travel expenses, (v) legal and accounting costs and expenses and (vi) expenses incurred in providing or obtaining such other professional, technical, administrative services and advice as deemed necessary or desirable. Reimbursements made pursuant to the Administrative Service Agreements were not also made pursuant to the Partnership Agreement.

Review, Approval or Ratification of Transactions with Related Persons

Whenever any potential conflict of interest exists or arises between our general partner or any of its affiliates and us or any of our partners, our general partner resolves that conflict. Our Partnership Agreement requires our general partner to seek approval of a majority of the members of the Advisory Committee of the general partner of our general partner as to a proposed resolution of the conflict. In addition to approval by the Advisory Committee the resolution of the conflict of interest must also be fair and reasonable to us. Any resolution of a conflict of interest shall also be conclusively deemed fair and reasonable to us if such resolution is:

●	on terms no less favorable to us than those generally being provided to or available from unrelated third parties, or
●	fair to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to us).

Our general partner, or its general partner’s Advisory Committee if its approval is sought, is authorized, in connection with its determination of what is fair and reasonable to us, and in connection with its resolution of any conflict of interest, to consider:

●	the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest,
●	any customary or accepted industry practices and any customary or historical dealings with a particular person,
●	any applicable generally accepted accounting practices or principles, and
●	such additional factors as our general partner’s, or its general partner’s Advisory Committee, determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances.

Whenever our Partnership Agreement requires that a particular transaction, arrangement or resolution of a conflict of interest be fair and reasonable, the fair and reasonable nature of that transaction, arrangement, or resolution shall be considered in the context of all similar or related transactions.

On June 28, 2017, the Partnership entered into a Contribution, Exchange and Purchase Agreement with DSD Royalty, LLC (the “DSD Agreement”) pursuant to which the Partnership would acquire an undivided 50% interest in certain mineral and royalty interests (the “Properties”) in exchange for cash (the “Cash Purchase Right”) and the remaining 50% undivided interest in the Properties in exchange for the Partnership’s common units of limited partnership interests (the “Units”) for aggregate consideration of approximately $23,183,000. Immediately after execution of the DSD Agreement, the Partnership entered into a Participation Agreement with related parties of the Partnership, including 1307, LTD., Mr. James E. Raley, a manager on the Board of Managers, Quiscalus Ventures, LLC, Ms. Leslie A. Moriyama, the Partnership’s Chief Financial Officer, 2011 Pete & Kay Allen Family Trust, Vaughn Petroleum (DMLP), LLC, Rokeby Investment L.P., Browning C. Vaughn and MARI GST Non-Exempt Trust, along with parties unrelated to the Partnership, collectively, (the “Participants”) pursuant to which the Partnership assigned the Cash Purchase Right to the Participants in exchange for the Participants’ assumption of the obligation to pay the cash consideration in connection with the consummation of the transactions contemplated by the DSD Agreement. Mr. William Casey McManemin, the Partnership’s Chairman and Chief Executive Officer and a manager on the Board of Managers, is the sole manager of Cabana Management, LLC, the sole general partner of 1307, Ltd. Mr. Bradley J. Ehrman, the Partnership’s Chief Operating Officer, is the sole member of Quiscalus Ventures, LLC. Mr. H.C. Allen, Jr., a manager on the Board of Managers, is a trustee of the Pete & Kay Allen Family Trust. Mr. Robert C. Vaughn, a manager on the Board of Managers, and his spouse are the only unit holders of Vaughn Petroleum (DMLP), LLC. Mr. Vaughn’s son, Robert C. Vaughn, Jr., is the sole manager of Prevelly Investments, LLC, the general partner of Rokeby Investment, L.P. Browning C. Vaughn is Mr. Vaughn’s daughter. Ms. Martha Rochelle, a manager on the Board of Managers is a trustee of the MARI GST Non-Exempt Trust. On June 30, 2017, The Partnership entered into a Contribution and Exchange Agreement with the Participants (the “Participant Contribution Agreements”), pursuant to which each Participant acquired Units in exchange for the assets received by the Participant pursuant to the rights assigned to the Participant in the Participation Agreement. The quantity of Units issued to the Participants was equal to the quantity issued pursuant to the DSD Agreement. The Advisory Committee reviewed the transactions and found them to be fair and reasonable and approved the terms of the Participation Agreement and the Participant Contribution Agreements and the transactions contemplated thereby. Each related party’s approximate payment obligation under the Participation Agreement is set forth below, which represents the approximate dollar value of each related person’s interest in this transaction is as set forth below:

Name	Dollar Value of Interest
1307, Ltd.	$2,350,000.00
MARI GST Non-Exempt Trust	$1,000,000.00
Vaughn Petroleum (DMLP), LLC	$800,000.00
James E. Raley	$300,000.00
2011 Pete & Kay Allen Family Trust	$300,000.00
Leslie A. Moriyama	$100,000.00
Rokeby Investments, L.P.	$100,000.00
Browning C. Vaughn	$100,000.00
Quiscalus Ventures, LLC	$50,000.00

EXECUTIVE OFFICERS AND MEMBERS OF THE BOARD OF MANAGERS

William Casey McManemin, age 57, has served as Chief Executive Officer and as a manager of Dorchester Minerals Management GP LLC and as Chief Executive Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. since 2001. He was also appointed Chairman of the Board of Managers in May, 2015. He received his Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1984 and is a Registered Professional Engineer in the State of Texas. The members of the general partner of our general partner have determined that Mr. McManemin’s extensive and varied professional experience in petroleum engineering, extensive history of managing the majority of the properties held by the Partnership, as well as his strong executive management skills, qualify him to continue to serve on the Board of Managers.

H.C. Allen, Jr., age 79, has served as a manager of Dorchester Minerals Management GP LLC since 2001 and as Chief Financial Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. from 2001 – May 2015. He co-founded SASI Minerals Company, Republic Royalty Company, Spinnaker Royalty Company, L.P. and CERES Resource Partners, LP with Mr. McManemin in 1988, 1993, 1996 and 1998, respectively. He received his Bachelor of Business Administration degree from the University of Texas in 1962 and his Master of Business Administration degree from the University of North Texas in 1963. The members of the general partner of our general partner have determined that Mr. Allen’s business and financial experience with the Partnership and other companies within our industry and his extensive history of managing the majority of the properties held by the Partnership qualifies him to continue to serve on the Board of Managers.

Bradley J. Ehrman, age 41, has served as Chief Operating Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. since May 2015. He previously served as the Engineering Manager of Dorchester Minerals Operating LP from 2004 to 2011 and Vice President of Operations from 2011 to May 2015. He received a Bachelor of Science degree in Petroleum Engineering from the University of Alberta in 1999 and received a Master of Business Administration from Rice University in 2004.

Leslie A. Moriyama, age 39, has served as Chief Financial Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. since May 2015. She received a Bachelor of Commerce in Accounting and a Bachelor of Arts in Economics from the University of Calgary and is a Chartered Accountant. She previously served as a Director of Capital Markets and Accounting Advisory Services at PricewaterhouseCoopers LLC from 2014 to 2015 and as Manager-Financial Reporting and Director-Accounting of the Mid-Continent Business Unit of Encana Oil & Gas (USA) Inc. from 2009 to 2014.

James E. Raley, age 78, is currently Vice Chairman and has been a manager of Dorchester Minerals Management GP LLC since 2001. Previously Mr, Raley served as Chief Operating Officer of Dorchester Minerals Operating GP LLC and Dorchester Minerals, L.P. from 2001 – May 2015. He had served as a general partner of Dorchester Hugoton since 1990. He received a Bachelor of Science degree in Mechanical Engineering from Texas Tech University in 1962. The members of the general partner of our general partner have determined that Mr. Raley’s extensive history of managing a portion of the properties held by the Partnership, as well as his long standing management experience with the Partnership, provides our Board of Managers with considerable knowledge and understanding of the Partnership’s properties and its strategic matters and qualifies him to continue to serve on the Board of Managers.

Martha P. Rochelle, age 64, has served as a manager of Dorchester Minerals Management GP LLC since 2013. Ms. Rochelle earned a Bachelor of Arts with High Honors from the University of Texas in 1974 and a Juris Doctor from Southern Methodist University School of Law in 1976. Following law school, she clerked for a federal judge and then entered private practice. For a period of more than twenty years, her practice focused on corporate and tax-exempt finance. Ms. Rochelle continues to serve as an advisor to tax-exempt entities. The members of the general partner of our general partner have determined that Ms. Rochelle’s extensive legal experience in corporate and finance matters and other business experience qualifies her to continue to serve on the Board of Managers.

Robert C. Vaughn, age 62, has served as a manager of Dorchester Minerals Management GP LLC since 2001. Mr. Vaughn has served in various capacities with Vaughn Petroleum (DMLP), LLC and affiliated entities since 1979, including as Chairman, President and Chief Executive Officer. He co-founded Republic Royalty Company in 1993 and Dorchester Minerals, L.P. in 2003. He received his Bachelor of Business Administration from the University of Texas at Austin. He currently serves on the Board of Trustees of the Culver Educational Foundation, the Development Board of The University of Texas at Austin and the Board of Visitors of the McDonald Observatory and Department of Astronomy of the University of Texas at Austin. The members of the general partner of our general partner have determined that Mr. Vaughn’s education and experience as a founder and executive of the Partnership and of other companies within our industry provides our Board of Managers with considerable knowledge and understanding of strategic matters and qualifies him to continue to serve on the Board of Managers.

BOARD OF MANAGERS QUALIFICATIONS

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended nominees, the members of the general partner of our general partner consider criteria such as the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all limited partners. We seek nominees with a diversity of experience, professions, skills, geographic representation and backgrounds. The members of the general partner of our general partner do not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the managers, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Managers to fulfill its responsibilities.

ELECTION OF MANAGERS TO THE BOARD OF MANAGERS

WHO WILL BE APPOINTED TO THE ADVISORY COMMITTEE

(PROPOSAL NO. 1 ON THE PROXY CARD)

Unitholders are entitled to elect three managers to the Board of Managers who will also be appointed to serve on the Advisory Committee. Nominations for the election of these managers listed below were made by the members of the general partner of our general partner and approved by its Board of Managers. If elected, all nominees are expected to serve until the 2019 Annual Meeting of Limited Partners or until their successors are duly elected.

NOMINEES FOR ELECTION

Allen D. Lassiter, age 69, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since November 2017. He served as Vice Chairman – Investment Banking from 2016 to 2017 and as Managing Director and Energy Group Head from 1994 to 2016 at Raymond James and Associates, Inc., an investment banking firm. Mr. Lassiter previously served as Managing Director and Group Head of Southwest Investment Banking for Kemper Securities, Inc. from 1992 to 1994 and in various positions, including Managing Director and Energy Investment Banking Group Co-Head at Smith Barney, Inc. from 1973 to 1992. Mr. Lassiter received a Bachelor of Arts degree from the University of North Carolina in 1970 and a Master of Business Administration degree from the Wharton School of Finance at the University of Pennsylvania in 1975. The members of the general partner of our general partner have determined that Mr. Lassiter’s extensive experience in financial advisory work with, and financial transactions for, companies engaged in the oil and gas industry, qualify him to continue to serve on our Board of Managers.

C. W. “Bill” Russell, age 76, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since May 2004. Mr. Russell was employed by KPMG, LLP and predecessor firms from 1967 until his retirement in 1995. Elected as a partner in 1974, Mr. Russell concentrated in the field of energy taxation and served in various capacities at KPMG including as National Director, technical tax services – energy and chairman of the KPMG International Petroleum Group. He co-authored Income Taxation of Natural Resources, from 1986 to 2000. He currently performs tax services and related accounting functions for independent oil and gas producers and individuals. Mr. Russell is a graduate of the University of Texas at Arlington and is a certified public accountant. The members of the general partner of our general partner have determined that Mr. Russell’s extensive financial and accounting background brings considerable financial experience to the Board of Managers and qualifies him to continue to serve on our Board of Managers.

Ronald P. Trout, age 78, has served as a manager and an Advisory Committee Member of Dorchester Minerals Management GP LLC since February 2008. Mr. Trout currently serves on the Board of Trustees and Audit Committee of The Cushing MLP Total Return Fund, a New York Stock Exchange listed closed-end investment company. Mr. Trout previously served as an Advisor and Audit Committee member of Dorchester Hugoton, Ltd., one of our predecessors, from 2001 through 2003 and a Director of Galaxy Energy Corporation from November 2006 through December 2008. He was a Senior Vice President and one of the founding partners of Hourglass Capital Management Corp., a Texas-based investment management company until his retirement in April 2001. Prior to the formation of Hourglass, he was a Senior Vice President of Mercantile Securities Corp., the trust investment arm of Mercantile Bank. Mr. Trout has been a Chartered Financial Analyst since 1970 and is a current member of the Dallas Association of Investment Analysts and past President of the Oklahoma Chapter of the Analysts Society. Mr. Trout received a B.S. and M.S. in Business Administration with a major in Finance from the University of Missouri. The members of the general partner of our general partner have determined that Mr. Trout’s extensive financial background brings considerable financial experience to the Board of Managers and qualifies him to continue to serve on our Board of Managers.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF MANAGERS’ NOMINEES.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(PROPOSAL NO. 2 ON THE PROXY CARD)

The Board of Managers recommends the approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018. Grant Thornton LLP has been the independent public registered accounting firm of one of our predecessors, Dorchester Hugoton, Ltd., since 1998 and the Partnership’s independent registered public accounting firm since 2003..

Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting of Unitholders and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. Although unitholder approval of the appointment of Grant Thornton LLP is not required, the Board believes that it is appropriate to seek unitholder approval of this appointment. If the unitholders fail to approve the appointment, the Advisory Committee and the Board of Managers will consider whether or not to retain Grant Thornton LLP. Even if the appointment is approved, the Board of Managers, at its discretion, may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interests of our unitholders.

During 2017 and 2016, the Partnership incurred the following fees with Grant Thornton:

	Year Ended December 31,
	(in thousands)
	2017	2016

Audit Fees (1)	$297	$259
Audit-related fees (2)	-	-
Tax Fees (3)	-	-
All Other Fees (4)	-	-
Total	$297	$259

(1)

Audit fees represent amounts billed for each of the periods presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)	Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews.
(3)	Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning.
(4)	All other fees represent amounts billed in each of the years presented for services not classifiable under the other categories listed in the table above

The Advisory Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by our independent auditor. Part of this approval process includes making a determination on whether non-audit services are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Advisory Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure such services are within the parameters approved.

Unless unitholders specify otherwise in the proxy, proxies solicited by the Board of Managers will be voted by the persons named in the proxy at the Annual Meeting of Unitholders to approve the appointment of Grant Thornton LLP as our independent registered accounting firm for 2018.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE APPOINTMENT OF GRANT THORNTON LLP.

PROPOSAL TO APPROVE AMENDMENT NO. 2 TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF DORCHESTER MINERALS, L.P.

(PROPOSAL NO. 3 ON THE PROXY CARD)

THE PROPOSAL

We propose to amend certain provisions of our Partnership Agreement in the manner specifically set forth in Amendment No. 2 to the Amended and Restated Partnership Agreement of Dorchester Minerals, L.P., a copy of which is attached hereto as Annex A (with blackline marks indicating the proposed changes to the specific provisions of the Partnership Agreement) (this “Amendment”), to:

●

clarify certain provisions of the Partnership Agreement related to the inclusion of certain expenses of our general partner as Direct Expenses, consistent with Section 7.4 of the Partnership Agreement (which governs reimbursement of our general partner) and our general partner’s historical interpretation of the Partnership Agreement and accounting practices; and

●

allow our general partner to have greater flexibility to efficiently acquire oil and gas property interests by causing the Partnership to acquire oil and gas property interests in exchange for cash proceeds of any public or private sale of the Partnership’s securities.

Our general partner evaluates many opportunities to cause the Partnership to acquire oil and gas properties. Most recently, on June 30, 2017, our general partner caused the Partnership to consummate the acquisition of certain oil and gas assets from DSD Royalty, LLC. In such acquisition, the Partnership spent extensive time, effort and expense structuring around the burdensome provisions of the Partnership Agreement that did not provide the ability for the Partnership to raise capital for an acquisition by selling Partnership securities, either publicly or privately. This Amendment is necessary to allow the Partnership to be competitive in the market and act with quickness and efficiency in executing transactions.

The following is a summary of the effect of each proposed amendment in this Amendment:

●

The amendment to subsection (a) of the definition of “Available Cash” would allow the Partnership to publicly or privately sell Partnership’s securities, without the Partnership Agreement requiring that the Partnership distribute the proceeds back to the unitholders. Accordingly, the Partnership would be able to use such proceeds for proper Partnership purposes, including acquiring oil and gas property interests.

●

The amendment to the definition of “Direct Expenses” would clarify that Direct Expenses includes expenses of the General Partner (including, without limitation, compensation expenses and rent) related to professional (including, without limitation, audit, tax, legal and engineering) and regulatory matters of the Partnership, which our general partner believes is consistent with Section 7.4 of the Partnership Agreement (which governs reimbursement of our general partner) and our general partner’s historical interpretation of the Partnership Agreement and accounting practices.

●

The amendment to Section 2.4 of the Partnership Agreement would clarify that raising capital through the public or private offer and sale of Partnership securities (subject to Nasdaq rules) is a proper purpose of the Partnership.

●

The amendment to Section 5.7(a) of the Partnership Agreement would give our general partner the ability to cause the Partnership to issue common units up to an amount that immediately after giving effect to such issuance would represent over 40% of the outstanding common units (instead of 20% of the outstanding common units, as currently provided), without seeking unitholder approval. This amendment would allow our general partner greater flexibility to quickly and efficiently enable the Partnership to raise capital to execute acquisitions of oil and gas properties.

●	The amendment to Section 6.3(b) of the Partnership Agreement would fix an inadvertent typographical error.

●

The amendment to Section 7.3(c) would allow our general partner, without seeking unitholder approval, to enable the Partnership to acquire oil and gas properties in exchange for cash proceeds of any public or private sale of Partnership securities, subject to the restrictions of Section 5.7 which would require unitholder approval for our general partner to cause the Partnership to issue common units in an amount that immediately after giving effect to such issuance would represent over 40% of the outstanding common units.

●

The amendment to Section 7.14(b) would clarify that compensation paid to officers and employees of the Partnership’s affiliates may be reimbursed by the Partnership, as Direct Expenses, Management Expenses or charged against any overriding royalty interest as production costs, which our general partner believes is consistent with Section 7.4 of the Partnership Agreement (which governs reimbursement of our general partner) and our general partner’s historical interpretation of the Partnership Agreement and accounting practices.

INTEREST OF CERTAIN PERSONS IN THIS PROPOSAL

Each of our Appointed Managers is associated with one or more of the members of our general partner. Our general partner and the owners of our general partner have a pecuniary interest in whether expenses of the Partnership and its affiliates are classified as Direct Expenses or Management Expenses, because Management Expenses are subject to the limitations on reimbursement set forth in the Partnership Agreement (as discussed in further detail above in “Certain Relationships and Related Transactions”), whereas Direct Expenses are not subject to limitations on reimbursement. Although our general partner believes that the amendments contained in this Amendment relating to the allocation of Direct Expenses and Management Expenses are clarifying in nature and consistent with Section 7.4 of the Partnership Agreement (which governs reimbursement of our general partner) and our general partner’s historical interpretation of the Partnership Agreement and accounting practices, for the avoidance of doubt of any conflict of interest, the Advisory Committee has reviewed this Amendment and found it to be fair, reasonable and in accordance with good accounting practices and has approved the terms of this Amendment.

THE BOARD OF MANAGERS RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THIS AMENDMENT.

OTHER MATTERS

The Board of Managers does not intend to present any other matters at the 2018 Annual Meeting and knows of no other matters that will be presented. However, if any other matters come before the 2018 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Managers of Dorchester Minerals Management GP LLC,

/s/ William Casey McManemin

William Casey McManemin

Chairman and Chief Executive Officer

April 9, 2018

ANNEX A

AMENDMENT NO. 2

TO

AMENDED AND RESTATED PARTNERSHIP AGREEMENT

OF

DORCHESTER MINERALS, L.P.

May 16, 2018

This Amendment No. 2 (this “Amendment”) to the Amended and Restated Partnership Agreement of Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), dated as of February 1, 2003 (the “Partnership Agreement”), is entered into effective as of May 16, 2018, by Dorchester Minerals Management LP, a Delaware limited partnership (the “General Partner”), as the general partner of the Partnership, on behalf of itself and the Limited Partners of the Partnership. Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.

RECITALS

WHEREAS, the General Partner is the sole general partner of the Partnership that is governed by the Partnership Agreement;

WHEREAS, the General Partner deems it necessary, advisable and in the best interest of the Partnership and the Partners to amend the Partnership Agreement as provided herein;

WHEREAS, the holders of a Unit Majority have approved this Amendment;

NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

AMENDMENT

1.     Amendment to Section 1.1 (Definitions).

(a)     Subsection (a) of the definition of “Available Cash” in Section 1.1 of the Partnership Agreement is hereby amended and restated in its entirety as follows:

(a)      all cash and cash equivalents of the Partnership on hand at the end of such Quarter (other than cash proceeds received by the Partnership from a public or private offering of securities of the Partnership), less

(b)     The definition of “Direct Expenses” in Section 1.1 of the Partnership Agreement is hereby amended and restated in its entirety as follows:

“Direct Expenses” means expenses that are properly paid directly from the Partnership (even if paid on behalf of the Partnership by the General Partner or an Affiliate thereof and reimbursed by the Partnership), including, without limitation, professional (e.g. audit, tax, legal, engineering) and regulatory fees and expenses, ad valorem taxes, severance taxes, the fees of independent managers or directors of the General Partner (or its general partner), and premiums for officers’ and managers’ liability insurance, as well as expenses of the General Partner (including, without limitation, compensation expenses and rent) related to professional (including, without limitation, audit, tax, legal and engineering) and regulatory matters of the Partnership.

2.     Amendment to Section 2.4 (Purpose and Business). Section 2.4 is hereby amended and restated in its entirety as follows:

SECTION 2.4. Purpose and Business.

The purpose and nature of the business to be conducted by the Partnership shall be to (a) acquire, manage, operate, and sell the Assets and any similar assets or properties now or hereafter acquired by the Partnership and to distribute all Available Cash to owners of Partnership Interests according to their respective Percentage Interests, (b) engage directly in or enter into or form any corporation, partnership, joint venture, limited liability company or other entity or arrangement to engage indirectly in, any business activity that the General Partner approves and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; provided, however, that the General Partner reasonably determines, as of the date of the acquisition or commencement of such activity, that the income generated by such activity is (i) “qualifying income” (as such term is defined pursuant to Section 7704 of the Code), and (ii) enhances the operations of an activity of the Partnership, ~~and~~ (c) raise capital through the public or private offer and sale of Partnership Securities and options, rights, warrants and appreciation rights relating to the Partnership Securities for any Partnership purpose and (d) do anything necessary or appropriate to accomplish the foregoing. In managing the business of the Partnership, the General Partner shall use all reasonable efforts to prevent the Partnership from realizing income that would be treated as “unrelated business taxable income” (as such term is defined in Section 512 of the Code) to a Limited Partner or Assignee that is otherwise exempt from United States federal income tax. The General Partner has no obligation or duty to the Partnership, the Limited Partners or the Assignees to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business, except as provided for in Section 7.3.

3.     Amendment to Section 5.7 (Limitations on Issuance of Additional Partnership Securities). Section 5.7(a) is hereby amended and restated in its entirety as follows:

(a)     Without approval of a Unit Majority, the Partnership shall not issue in a single transaction or group of related transactions any Partnership Securities representing Limited Partner Interests if, immediately after giving effect to such issuance, such newly issued Partnership Securities would represent over ~~2~~40% of the outstanding Limited Partner Interests.

4.     Amendment to Section 6.3 (Requirement and Characterization of Distributions; Distributions to Record Holders). Section 6.3(b) is hereby amended and restated in its entirety as follows:

(b)     Notwithstanding Section 6.3(a), in the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, other than from borrowings described in (~~a~~b)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

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5.     Amendment to Section 7.3 (Restrictions on General Partner’s Authority). Section 7.3(c) is hereby amended and restated in its entirety as follows:

(c)     After consummation of the transactions contemplated by the Combination Agreement, the General Partner may not, without written approval of a Unit Majority, cause the Partnership to acquire or obtain any oil or gas property interest (including mineral fee interests, royalty and overriding royalty interests) unless such acquisition is complementary to the Partnership’s objectives and is made either (A) in exchange for Partnership Interests (other than General Partner Interests, and subject to the restrictions described in Section 5.7) ~~or (B) in exchange for cash, provided this clause (B~~(B) in exchange for cash proceeds of any public or private offer and sale of Partnership Securities or options, rights, warrants or appreciation rights relating to the Partnership Securities or (C) in exchange for other cash from the operations of the Partnership (“Operating Cash”), provided this clause (C) shall only be available to the extent the aggregate cost of any acquisitions (including acquisition expenses) made in exchange for ~~cash~~Operating Cash during the 12-month period ending on the first to occur of the execution of a definitive agreement for such acquisition and its consummation (the “Determination Date”) is equal to or less than 10% of the Partnership’s aggregate cash distributions made pursuant to Section 6.3(a) with respect to the four most recent Quarters for which such cash distributions have been made as of the Determination Date. The Partnership Interests referred to in this Section 7.3(c) include but are not limited to Common Units. Notwithstanding any provision to the contrary in this Agreement (including Section 5.7 and this 7.3(c)), in the event that the Partnership acquires properties for a combination of ~~cash~~Operating Cash and Partnership Interests, (i) the ~~cash~~Operating Cash component of the acquisition consideration shall be equal to or less than 5% of the aggregate cash distributions made by the Partnership for the four most recent Quarters and (ii) the amount of Partnership Interests to be issued in such acquisition, after giving effect to such issuance, shall not exceed 10% of the outstanding Limited Partnership Interests.

6.     Amendment to Section 7.14 (Officers; Compensation; Terms.). Section 7.14(b) is hereby amended and restated in its entirety as follows:

(b)     Compensation. No officer of the Partnership will be compensated for serving as an officer or employee of the Partnership, but such Persons may hold positions with the General Partner or one or more of its Affiliates and may be compensated thereby and such compensation may be reimbursed by the Partnership as Direct Expenses, Management Expenses or charged against any ORRI as Production Costs.

7.     Ratification of Partnership Agreement. Except as expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.

8.     Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the General Partner has executed and delivered this Amendment in accordance with the Partnership Agreement, and as of the date first written above.

GENERAL PARTNER:

Dorchester Minerals Management LP

By:     Dorchester Minerals

Management GP LLC,

its General Partner

By:

Name:

Title:

LIMITED PARTNERS:

On behalf of all Limited Partners, as attorney-in-fact, pursuant to the power of attorney in Section 2.6 of the Partnership Agreement:

Dorchester Minerals Management LP

By:     Dorchester Minerals

Management GP LLC,

its General Partner

By:

Name:

Title:

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PROXY

DORCHESTER MINERALS, L.P.

PROXY FOR 2018 ANNUAL MEETING OF LIMITED PARTNERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned hereby appoints each of William Casey McManemin and James E. Raley proxy and attorney in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and to vote as specified on the reverse side all common units of Dorchester Minerals, L.P., which the undersigned is entitled to vote at the Annual Meeting of Limited Partners on May 16, 2018 at 2:00 p.m. Central Time at the office of Thompson & Knight LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, TX 75201 or any adjournments or postponements thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE AND FOR PROPOSALS TWO AND THREE AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Continued and to be marked, dated and signed on the reverse side and returned in the enclosed envelope, voted telephonically or voted via the internet.

VOTE BY INTERNET – www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our partnership in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Managers recommend that you vote FOR the following:		For All	Withhold All	For All Except

1.	Election of Managers with subsequent appointment to the Advisory Committee 01 Allen D. Lassiter 02 C.W. (Bill) Russell 03 Ronald P. Trout	☐	☐	☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) f the nominee(s) on the line below ____________

The Board of Managers recommend that you vote FOR the following:		For	Against	Abstain

2.	Approval of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2018	☐	☐	☐

The Board of Managers recommend that you vote FOR the following:		For	Against	Abstain

3.	Approval of Amendment No. 2 to Amended and Restated Partnership Agreement of Dorchester Minerals, L.P.	☐	☐	☐

4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (PLEASE SIGN WITHIN BOX)	Date